CGM MUTUAL FUND

SCHEDULE OF INVESTMENTS as of March 31, 2019

(unaudited)

COMMON STOCKS — 72.6% OF TOTAL NET ASSETS
Aerospace/Defense — 2.0%	Shares	Value(a)
Northrop Grumman Corporation	25,000	$6,740,000

Banks - Money Center — 21.1%
Banco Bradesco S.A. ADR (b)	2,735,000	29,838,850
Banco Santander (Brasil) S.A. ADR (b)	1,610,000	18,080,300
Itau Unibanco Holding S.A. ADR (b)	2,745,000	24,183,450
		72,102,600
Beverages and Tobacco — 2.6%
Altria Group, Inc.	155,000	8,901,650

Commercial Banks — 0.8%
Bank of America Corporation	100,000	2,759,000

Electronic and Communication Equipment — 6.5%
Zebra Technologies Corporation (c)	105,000	22,000,650

Financial Services - Miscellaneous — 2.6%
PagSeguro Digital Ltd. (b)(c)	300,000	8,955,000

Food - Retailers and Wholesalers — 3.8%
Companhia Brasileira de Distribuicao ADR (b)	560,000	13,036,800

Housing and Building Materials — 4.2%
D.R. Horton, Inc.	230,000	9,517,400
Lennar Corporation	100,000	4,909,000
		14,426,400
Oil - Independent Production — 8.8%
Continental Resources, Inc. (c)	30,000	1,343,100
Petroleo Brasileiro S.A. - Petrobras ADR (b)	1,800,000	28,656,000
		29,999,100
Oil Refining — 10.1%
Marathon Petroleum Corporation	60,000	3,591,000
PBF Energy Inc.	110,000	3,425,400
Phillips 66	145,000	13,799,650
Valero Energy Corporation	160,000	13,572,800
		34,388,850

Retail — 5.0%
Dollar Tree, Inc. (c)	115,000	12,079,600
Kohl's Corporation	55,000	3,782,350
Tiffany & Co.	10,000	1,055,500
		16,917,450
Steel — 5.1%
Companhia Siderurgica Nacional ADR (b)(c)	4,250,000	17,467,500

TOTAL COMMON STOCKS (Identified cost $236,539,874)		247,695,000

BONDS — 26.2% OF TOTAL NET ASSETS
United States Treasury — 26.2%	Face Amount
United States Treasury Notes, 1.250%, 05/31/2019	$7,000,000	6,985,977
United States Treasury Notes, 1.250%, 08/31/2019	4,000,000	3,979,375
United States Treasury Notes, 1.875%, 12/15/2020	68,000,000	67,482,031
United States Treasury Notes, 2.250%, 02/29/2020	4,000,000	3,994,375
United States Treasury Notes, 2.500%, 02/28/2021	7,000,000	7,027,070
TOTAL BONDS (Identified cost $89,228,826)		89,468,828

SHORT-TERM INVESTMENT — 2.4% OF TOTAL NET ASSETS
Tri-party Repurchase Agreement with Fixed Income Clearing Corporation, dated 03/29/2019 at 0.50% to be repurchased at $8,090,000 on 04/01/2019 collateralized by $7,685,000 U.S. Treasury Bond, 3.125% due 05/15/2048 valued at $8,239,030 including interest. (Cost $8,090,000)(d)	8,090,000	8,090,000

TOTAL INVESTMENTS — 101.2% (Identified cost $333,858,700)(e)		345,253,828
Cash and receivables		14,864,222
Liabilities		(18,984,239)
TOTAL NET ASSETS — 100.0%		$341,133,811

(a)	Security valuation — Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (the “Board”). Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (“OTC”) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board. For example, when developments occur between the close of a market and the close of the New York Stock Exchange ("NYSE") that may materially affect the value of some or all of the securities, or when trading in a security is halted, these procedures may be used. The frequency with which these procedures are used is unpredictable. These valuation procedures may result in a change to a particular security’s assigned level within the fair value hierarchy described below. The value of securities used for net asset value (“NAV”) calculation under these procedures may differ from published prices for the same securities.

The Fund may use valuation techniques consistent with the market, income, and cost approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts (cash flows, earnings) to a single present amount. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. To increase consistency and comparability in fair value measurements and related disclosure, the Fund utilizes a fair value hierarchy which prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels:

•	Level 1 - Prices determined using: quoted prices in active markets for identical securities that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 - Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

•	Level 3 - Prices determined using: significant unobservable inputs, including the Fund’s own assumptions and judgment in determining the fair value of investments. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available in the circumstances. Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by Capital Growth Management Limited Partnership, the Fund’s investment adviser (“CGM”). Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

	Valuation Inputs
Classification	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Investments in Securities-Assets
Common Stocks*	$247,695,000	—	—
Bonds
United States Treasury Notes	—	$89,468,828	—
Short-Term Investment
Repurchase Agreement	—	8,090,000	—
Total:	$247,695,000	$97,558,828	—

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

(b)	At March 31, 2019, the Fund had approximately 38.5% of net assets invested in companies incorporated in Brazil and had less than 5.0% invested in a company incorporated in Cayman Islands.

(c)	Non-income producing security.

(d)	The Fund enters into repurchase agreements, under the terms of a Master Repurchase Agreement, secured by U.S. Government or Agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed upon date and price. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. Consequently, there may be possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Upon an event of default under the Master Repurchase Agreement, the Fund would attempt to exercise its rights with respect to the underlying security, including taking possession of the cash and/or collateral provided by the seller. At March 31, 2019, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(e)	Federal Tax Information: At March 31, 2019, the net unrealized appreciation on investments based on cost of $335,076,239 for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,932,401
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,754,812)
$10,177,589

The cost basis and unrealized appreciation/(depreciation) for the Schedule of Investments and tax purposes differ due to differing treatments of wash sale losses deferred.

ADR: American Depositary Receipt - a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.